                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  JUNE 1, 2001
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



       BERMUDA                          1-8993                   94-2708455
(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      file number)            Identification No.)


              28 GATES STREET  WHITE RIVER JUNCTION, VERMONT 05001
                    (Address of principal executive offices)


                                 (802) 295-4500
              (Registrant's telephone number, including area code)

ITEM 2.         ACQUISITION OF ASSETS

White Mountains Insurance Group, Ltd. (the "Registrant") announced on June 1, 2001 that it completed its acquisition of the U.S. property and casualty operations ("CGU") of London-based CGNU plc.

The Stock Purchase Agreement and the press release dated September 25, 2000 were previously filed as Exhibits 99 (a) and 99 (b), respectively, to the Form 8-K dated September 25, 2000. Amendment No.1 to the Stock Purchase Agreement, the Registrant's press release dated October 19, 2000, the Convertible Preferred Stock Term Sheet, the Berkshire Hathaway Preferred Stock and Warrants Term Sheet, the Senior Secured Credit Facilities Commitment and the Amendment to the Senior Secured Credit Facilities Commitment were previously filed as Exhibits 99(c), 99(d), 99(e), 99(f), 99(g) and 99(h), respectively, to the Form 8-K dated October 19, 2000. Amendment No. 2 to the Stock Purchase Agreement, the summary of the terms and conditions of the modified Lehman financing commitment and the Registrant's press release dated February 20, 2001 were previously filed as Exhibits 99(i), 99(j) and 99(k), respectively, to the Form 8-K dated February 20, 2001. The reinsurance contracts with National Indemnity Company and General Re Corporation (and related agreements) and the Registrant's press release dated June 1, 2001 were previously filed as Exhibits 99(m), 99(n), 99(o), 99(p), 99(q) and 99(r), respectively, to the Form 8-K dated June 1, 2001. The Registrant's Warrant Agreement and Subscription Agreement with Berkshire Hathaway Inc., each dated May 30, 2001, as well as the Registrant's Subordinated Note Due 2002 and Note Purchase Option Agreement with CGU International Holdings Luxembourg S.A. and CGU Holdings LLC, each dated as of June 1, 2001, were previously filed as Exhibits 99(s), 99(t), 99(u) and 99(v), respectively, to the Form 8-K dated June 8, 2001. Exhibit 99(1) has been intentionally omitted.

Included as Exhibits 99(w), 99(x) and 99(y) to this Current Report on Form 8-K are the audited consolidated financial statements of CGU Corporation for the years ended December 31, 2000, 1999 and 1998, the unaudited consolidated financial statements of CGU Corporation for the three month periods ended March 31, 2001 and March 31, 2000 and the unaudited pro forma condensed combined balance sheet of the Registrant as of March 31, 2001 and the unaudited pro forma condensed combined income statements of the Registrant for the year ended December 31, 2000 and the three month period ended March 31, 2001, respectively, which are incorporated by reference herein in their entirety.

This Current Report on Form 8-K amends the Form 8-K dated June 1, 2001 and filed on June 25, 2001. The amendment serves (i) to remove the financial impact of certain material non-recurring transactions which were entered into contemporaneously with the acquisition of CGU from the pro forma condensed income statement for the year ended December 31, 2000, and (ii) to amend the pro forma condensed income statement for the three month period ended March 31, 2001 to reflect the acquisition of CGU as if it had occurred as of January 1, 2000.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (a)        FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                The audited consolidated financial statements of CGU Corporation for the years ended December 31, 2000, 1999 and 1998 are enclosed as Exhibit 99(w).

                The unaudited consolidated financial statements of CGU Corporation for the three month periods ended March 31, 2001 and March 31, 2000 are enclosed herein as Exhibit 99(x).

     (b)        PRO FORMA FINANCIAL INFORMATION.

                The unaudited pro forma condensed combined balance sheet of the Registrant as of March 31, 2001 and the amended unaudited pro forma condensed combined income statements of the Registrant for the year ended December 31, 2000 and the three month period ended March 31, 2001 are enclosed herein as Exhibit 99(y).

     (c)        Exhibits.  The following exhibits are filed herewith:


     EXHIBIT NO.                        DESCRIPTION

     99 (w) The audited consolidated financial statements of CGU Corporation for the years ended December 31, 2000, 1999 and 1998.

     99 (x) The unaudited consolidated financial statements of CGU Corporation for the three month periods ended March 31, 2001 and March 31, 2000.

     99 (y) The unaudited pro forma condensed combined balance sheet of the Registrant as of March 31, 2001 and the amended unaudited pro forma condensed combined income statements of the Registrant for the year ended December 31, 2000 and the three month period ended March 31, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: July 15, 2002                     By: /s/ J. Brian Palmer
                                           ------------------------------------
                                           J. Brian Palmer
                                           Chief Accounting Officer